UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Online Resources Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

In addition to voting your WHITE proxy card by mail there are also two easy ways to vote!

Vote by Telephone	Vote by Internet

Call Toll Free on a Touch-Tone Phone	Go to Website

1-800-454-8683	WWW.PROXYVOTE.COM

Follow these four easy steps:	Follow these four easy steps:

1. Read the accompanying proxy material and WHITE voting instruction form.	1. Read the accompanying proxy material and WHITE voting instruction form.

2. Call 1-800-454-8683.	2. Go to Website WWW.PROXYVOTE.COM

3. Enter your 12 digit Control Number located on the right hand side of your WHITE voting form.	3. Enter your 12 digit Control Number located on the right hand side of your WHITE voting form.

4. Follow the recorded instructions.	4. Follow the instructions provided.

Your vote is important! Call 1-800-454-8683 Anytime!	Your vote is important! Go to WWW.PROXYVOTE.COM Anytime!
IF YOU NEED ASSISTANCE VOTING YOUR SHARES,
PLEASE CALL MORROW & CO. AT 1-800-607-0088.